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                                                                EXHIBIT 23.1

                   Consent of Independent Public Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-81114) of Vesta Insurance Group, Inc. of our report dated June 27, 2000 related to the financial statements and supplemental schedules, which appear in this Form 11-K.



PricewaterhouseCoopers LLP

Birmingham, Alabama
June 27, 2000